SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 5, 1998
                                                          -------------

                              THE JUDGE GROUP, INC.
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               (Exact name of registrant as specified in charter)



          Pennsylvania             0-21963                 23-1726661
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         (State or other         (Commission            (I.R.S. Employer
         jurisdiction of         File Number)          Identification No.)
         incorporation)


      Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania      19004
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            (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code: 610-667-7700
                                                            ------------

                                 Not Applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets


     On March 5, 1998, Judge Technical Services, Inc. ("JTS"), a wholly owned subsidiary of the registrant, purchased substantially all of the assets of Information Solutions, Inc. ("ISI") and ISI Systems, Inc. ("ISI Systems") pursuant to an Asset Purchase Agreement dated as of March 5, 1998 among JTS, ISI, ISI Systems and John Runyon, the sole stockholder of both ISI and ISI Systems. ISI and ISI Systems were engaged in the permanent and contract placement businesses. The purchased assets consisted, among other things, of customer and supplier contracts, accounts receivable, tangible personal property and goodwill. The purchase price paid by JTS to ISI and ISI Systems was (i) $3,932,400.90 cash which was derived from the remaining proceeds of the registrant's initial public offering in February 1997 and from working capital,
(ii) 100,000 shares of the unregistered common stock of the registrant (plus possible additional cash consideration to the extent that the market value of such common stock on March 5, 1999 is less than $15 per share), (iii) subordinated promissory notes in the principal amount of $640,000 and (iv) an earnout of a minimum of $250,000 and a maximum of $750,000 to be paid pursuant to a subordinated promissory note. The registrant guaranteed JTS' obligations to pay the purchase price to ISI and ISI Systems. There was no material relationship between registrant and any of the principals of ISI or ISI Systems. This acquisition is further described in the press release dated March 6, 1998, a copy of which has been filed as an exhibit to this report.

     Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, no financial statements for ISI or ISI Systems are included in this report.

Item 7. Financial Statements and Exhibits

Exhibit 2 -- Asset Purchase Agreement dated as of March 5, 1998 among JTS, ISI,
             ISI Systems and John Runyon.

Exhibit 99 -- Press Release dated March 6, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE JUDGE GROUP, INC.


                                            By: /s/ Martin E. Judge, Jr.
                                                -------------------------------
                                                Martin E. Judge, Jr.
                                                Chief Executive Officer

Date:  March 19, 1998


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